Accounts Receivable, Net - Summary Of Accounts Receivable And The Related Expected Credit Loss Provision (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade receivable	¥ 27,800		¥ 18,439
Less: allowance for expected credit losses	(4,382)		(5,424)
Total accounts receivable, net	¥ 23,418	$ 3,298	¥ 13,015